                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                         August 30, 2004 (June 14, 2004)

                                CI SELL CARS INC.

             (Exact name of registrant as specified in its charter)

          Texas                                                 333-106637
----------------------------                            ------------------------
(State or other jurisdiction                            (Commission File Number)
     of incorporation)

                                   16-1644353
                -------------------------------------------------
                      (IRS Employer Identification Number)

      Sagicor Corporate Centre, Wildey, St. Michael, Barbados, West Indies
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                      309A East Main, Tomball, Texas 77375
                      ------------------------------------
           (Former address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (246) 426-4556

Statements in this filing about anticipated or expected future revenue or growth or expressions of future goals or objectives, including statements regarding whether current plans to grow and strengthen the company's existing network will be implemented or accomplished, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements in this filing are based upon information available to the Company on the date of this release. Any forward-looking statements involve risks and uncertainties, including the risk that the Company will be unable to grow or strengthen its business due to a lack of capital, as well as those risks and uncertainties described in the Company's other filings with the Securities and Exchange Commission, that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS

On June 14, 2004, the closing was completed of that certain Agreement and Plan of Reorganization ("Definitive Stock Exchange Agreement") with Strategy, Frank Ney and Kavrav, Ltd. Pursuant to the Definitive Stock Exchange Agreement, Strategy became a wholly owned subsidiary of the Company.

The Definitive Stock Exchange Agreement provided for the purchase and retirement of 25,827,000 shares of our common stock by Strategy; the forward split of the remaining 1,105,000 common shares into 15,470,000 shares; the issue of 45,100,000 shares of our common stock to acquire Strategy; and the issue of 900,000 shares of our common stock as a finders fee. After completion of the above transactions, the Company will have 61,470,000 shares of its common stock outstanding. The Board of Directors of the Company approved the transaction, between unrelated parties, which they believe to be in the best interests of the Company.

Strategy, through its wholly-owned subsidiary Strategy Insurance, Ltd., is a provider of specialty lines of insurance, reinsurance and risk and credit enhancement. It conducts its insurance and reinsurance operations principally through subsidiaries incorporated in Barbados, West Indies. It has offices in Barbados, West Indies, London, England and Toronto, Canada.

For accounting purposes, the acquisition will be treated as the acquisition of Strategy by the Company with Strategy as the acquiror (reverse acquisition). The historical financial statements prior to June 14, 2004 will be those of Strategy.

The acquisition of Strategy by the Company is subject to the approval of the Supervisor of Insurance for Barbados, West Indies. The Company does not anticipate that approval will be withheld.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

On June 14, 2004, the closing was completed of that certain Agreement and Plan of Reorganization ("Definitive Stock Exchange Agreement") with Strategy Holding Company Limited ("Strategy"), Frank Ney and Kavrav Ltd. (collectively the "Sellers"). Pursuant to the Definitive Stock Exchange Agreement, Strategy became a wholly owned subsidiary of CI Sell Cars, Inc. (the "Company").

The Definitive Stock Exchange Agreement provided for the purchase and retirement of 25,827,000 shares of our common stock by Strategy; the forward split of the remaining 1,105,000 common shares into 15,470,000 shares; the issue of 45,100,000 shares of our common stock to acquire Strategy; and the issue of 900,000 shares of our common stock as a finders fee. After completion of the above transactions, the Company will have 61,470,000 shares of its common stock outstanding. As a result of these transactions, a change in control has occurred and Frank Ney received 26,691,840 common shares (43.42% of the total outstanding) and Kavrav Ltd. received 18,408,160 common shares (29.95% of the total outstanding).

Strategy, through its wholly-owned subsidiary Strategy Insurance, Ltd., is a provider of specialty lines of insurance, reinsurance and risk and credit enhancement. It conducts its insurance and reinsurance operations principally through subsidiaries incorporated in Barbados, West Indies. It has offices in Barbados, West Indies, London, England and Toronto, Canada.

The Definitive Stock Exchange Agreement provides, in part, that the present officers and members of the Board of Directors, excluding Curtis Hunsinger, will all resign. Just before resignation, the Board of Directors will appoint Stephen Stonhill as their successor and as President and Chief Executive Officer.

The acquisition of Strategy by the Company is subject to the approval of the Supervisor of Insurance for Barbados, West Indies. The Company does not anticipate that approval will be withheld.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         The following financial statements omitted from the Current Report on Form 8-K dated June 14, 2004 and filed June 18, 2004, in reliance on
         Item 7(a)(4) of Form 8-K are filed herewith:

         o The audited financial statements of Strategy Holding Company Limited and Subsidiary together with the report of Samuel Klein and Company are included herein.

(b) PROFORMA FINANCIAL INFORMATION

         The following pro forma financial information omitted from the Current Report on Form 8-K dated June 14, 2004 and filed June 18, 2004, in reliance on Item 7(b)(2) of Form 8-K is filed herewith:
         o        Pro Forma Combining Balance Sheet as of April 30, 2004.
         o Pro Forma Combining Statement of Operations for the year ended April 30, 2004.


(c) EXHIBITS

Exhibit
Number   Description of Exhibit

23.1              Consent of Samuel Klein and Company

                 STRATEGY HOLDING COMPANY LIMITED AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS

      FOR THE PERIOD FROM INCEPTION (JANUARY 1, 2004) TO FEBRUARY 15, 2004

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
Strategy Holding Company Limited and Subsidiary
Chancery House
High Street
Bridgetown, Barbados, West Indies


We have audited the accompanying consolidated balance sheet of Strategy Holding Company Limited and Subsidiary (A Development Stage Company incorporated in Barbados) at February 15, 2004 and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the period from inception (January 1, 2004) to February 15, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the accompanying consolidated balance sheet and the related consolidated statements of operations, stockholders' equity and cash flows present fairly, in all material respects, the financial position of Strategy Holding Company Limited and Subsidiary at February 15, 2004, and the results of its operations and its cash flows for the period from inception (January 1, 2004) to February 15, 2004 in conformity with accounting principles generally accepted in the United States of America.



                                                    /S/ SAMUEL KLEIN AND COMPANY



Newark, New Jersey
February 27, 2004

                 STRATEGY HOLDING COMPANY LIMITED AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                           CONSOLIDATED BALANCE SHEET

                                FEBRUARY 15, 2004



ASSETS

Current Assets:
  Cash and cash equivalents                                       $     350,000
                                                                  --------------

Mortgage notes receivable - held to maturity                        104,231,610
                                                                  --------------

Total Assets                                                      $ 104,581,610
                                                                  ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accrued preferred dividends payable                             $   1,302,895
  Accrued liabilities                                                    25,000
                                                                  --------------

Total Current Liabilities                                             1,327,895
                                                                  --------------

Total Liabilities                                                     1,327,895
                                                                  --------------

Stockholders' Equity:
  Common stock (no par value, unlimited shares
    authorized 1,000 shares issued and outstanding)                     350,000
  10% Cumulative Class A Preferred stock ($.001 stated value,
    unlimited shares authorized, 47,670 issued and outstanding)      47,670,084
  10% Cumulative Class B Preferred stock ($.001 stated value,
    unlimited shares authorized, 56,562 issued and outstanding)      56,561,526
  Deficit accumulated during development stage                       (1,327,895)
                                                                  --------------

Total Stockholders' Equity                                          103,253,715
                                                                  --------------

Total Liabilities and Stockholders' Equity                        $ 104,581,610
                                                                  ==============


--------------------

The accompanying notes are an integral part of these consolidated financial statements.

                 STRATEGY HOLDING COMPANY LIMITED AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENT OF OPERATIONS

      FOR THE PERIOD FROM INCEPTION (JANUARY 1, 2004) TO FEBRUARY 15, 2004




Revenues                                                            $        --
                                                                    ------------

Total Revenues                                                               --
                                                                    ------------

Expenses                                                                 25,000
                                                                    ------------

Total Expenses                                                           25,000
                                                                    ------------

Net Loss                                                            $   (25,000)
                                                                    ============



--------------------

The accompanying notes are an integral part of these consolidated financial statements.



                                           STRATEGY HOLDING COMPANY LIMITED AND SUBSIDIARY
                                                    (A DEVELOPMENT STAGE COMPANY)

                                           CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                FOR THE PERIOD FROM INCEPTION (JANUARY 1, 2004) TO FEBRUARY 15, 2004
                                                                          Preferred Stock
                                                                     -----------------------------      Deficit
                                               Common Stock           Number of                       Accumulated
                                         -------------------------      Shares                        During the          Total
                                          Number of                     $.001                         Development     Stockholders'
                                           Shares        Amount       Stated Value      Amount          Stage            Equity
                                         ----------   ------------   -------------   -------------   -------------    -------------
Balances January 1, 2004 (Inception) -   $       --             --   $          --   $          --   $          --

Issuance of Common Stock                      1,000        350,000              --              --              --          350,000

Issuance of Class A Preferred Stock              --             --          47,670      47,670,084              --       47,670,084

Issuance of Class B Preferred Stock              --             --          56,562      56,561,526              --       56,561,526

Net Loss for the Period                          --             --              --              --         (25,000)         (25,000)

Dividends Payable on Preferred Stock -           --             --              --      (1,302,895)     (1,302,895)

Net Income (Loss) for the Period from
  Inception (January 1, 2004) to
  February 15, 2004                              --             --              --              --              --               --
                                         ----------   ------------   -------------   -------------   -------------    -------------


Balances February 15, 2004                    1,000   $    350,000         104,232   $ 104,231,610   $  (1,327,895)   $ 103,253,715
                                         ==========   ============   =============   =============   =============    =============



--------------------

The accompanying notes are an integral part of these consolidated financial statements.

                                                                 10

                 STRATEGY HOLDING COMPANY LIMITED AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

      FOR THE PERIOD FROM INCEPTION (JANUARY 1, 2004) TO FEBRUARY 15, 2004



Cash Flows Provided by Operating Activities:
  Net loss                                                        $     (25,000)
  Adjustments to reconcile net income to net
    cash provided by operations:
      Dividends payable on preferred stock                           (1,302,895)
      Changes in operating assets and liabilities:
        Increase in accrued expenses                                     25,000
        Increase in accrued dividends payable                         1,302,895
                                                                  --------------
          Net cash flows provided by operating activities                    --
                                                                  --------------

Cash Flow from Investment Activities                                         --
                                                                  --------------

Cash Flows Provided by Financing Activities:
  Proceeds from issuance of common shares                               350,000
                                                                  --------------
          Net cash flows provided by financing activities               350,000
                                                                  --------------

Net Increase in Cash                                                    350,000

Cash and Cash Equivalents, Inception January 1, 2004                         --
                                                                  --------------

Cash and Cash Equivalents, February 15, 2004                      $     350,000
                                                                  ==============


Supplemental Disclosure of Noncash Investing and
  Financing Activities:
    Issuances of 10% cumulative preferred stock for
      consideration of mortgage notes receivable                  $ 104,231,610
                                                                  =============


--------------------

The accompanying notes are an integral part of these consolidated financial statements.

                 STRATEGY HOLDING COMPANY LIMITED AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                FEBRUARY 15, 2004



1. THE COMPANY AND NATURE OF OPERATIONS

Strategy Holding Company Limited, a Barbados incorporated company registered under the Barbados Exempt Insurance Act as a holding company along with its wholly-owned subsidiary, Strategy Insurance Limited, a Development Stage Company incorporated in Barbados for the purpose of doing business as a licensed multi-line insurer. Strategy Holding Company Limited and Strategy Insurance Limited are hereafter referred to as the "Company". The Company plans to conduct business as a direct writer as well as a reinsurer of worldwide property, casualty and specialty risks.


2. SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and all amounts are stated in U.S. dollars.

(b) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management periodically reviews its estimates and assumptions including particularly the adequacy of reserves for unpaid losses and loss adjustment expenses, reinsurance allowance for doubtful accounts and litigation liabilities, as well as deferred policy acquisition costs. Actual results may differ from the estimates and assumptions used in preparing the financial statements.

(c) FINANCIAL INSTRUMENTS

The Company plans to account for its investments in accordance with Financial Accounting Standards Board Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115) or in accordance with Statement No. 107, "Disclosures About Fair Value of Financial Instruments" (SFAS
107). This statement, as amended by Statement No. 133 (SFAS 133), requires disclosures of both the fair value and the basis of estimating the fair value.

SFAS No. 115 requires that certain debt and equity securities be classified into one of three categories: held-to-maturity, available-for-sale, or trading securities. Investments in debt securities that the enterprise has the positive intent and ability to hold to maturity are classified as held-to-maturity and reported at amortized cost in the statement of financial position. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value. Trading generally reflects active and frequent buying and selling, and trading securities are generally used to generate profit on short-term differences in price. Investments not classified as either held-to-maturity or trading securities are classified as available-for-sale securities and reported at fair value.

                 STRATEGY HOLDING COMPANY LIMITED AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                FEBRUARY 15, 2004
                                   (Continued)




2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(c) FINANCIAL INSTRUMENTS (Continued)

SFAS No. 107 defines noncurrent receivables as financial instruments and requires disclosure of fair value information about financial instruments, whether or not recognized on the face of the balance sheet, for which it is practical to estimate that value. SFAS 107 defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of expected future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

(d) CASH EQUIVALENTS

The Company considers all investments with original maturities of 90 days or less to be cash equivalents.

(e) PREMIUM INCOME

Income on premiums will be recognized as written upon inception of the policy. For multi-year policies written which are payable in annual installments, due to the ability of the insured/reinsured to commute or cancel coverage within the term of the policy, only the annual premium will be included as written at policy inception. The remaining annual premiums included as written at each successive anniversary date within the multi-year term.

Premiums written will be primarily earned on a daily pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums will represent the portion of premiums written which is applicable to the unexpired portion of the policies in force.

Reinsurance premiums assumed will be estimated based on information provided by ceding companies. The information used in establishing these estimates is reviewed and subsequent adjustments are recorded in the period in which they are determined. These premiums are earned over the terms of the related reinsurance contracts.

                 STRATEGY HOLDING COMPANY LIMITED AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                FEBRUARY 15, 2004
                                   (Continued)





2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(f) POLICY ACQUISITION COSTS

Policy acquisition costs will consist of commissions, premium taxes, underwriting and other costs that vary with and are primarily related to the production of premiums. Acquisition costs are deferred and amortized over the period in which the related premiums are earned. To the extent that future policy revenues on existing policies are not adequate to cover related costs and expenses, deferred policy acquisition costs will be charged to earnings.

The Company will consider anticipated investment income in determining whether a premium deficiency exists.

(g) UNPAID LOSSES AND LOSS EXPENSES

Unpaid losses and loss expenses will consist of a provision for outstanding losses and loss expenses and a provision for losses incurred but not reported
(IBNR). As with premiums, current year losses will be as reported. Provisions for outstanding losses and loss expenses are valued on claim adjusters' evaluations, with additional provisions made where the ceding company's management considers necessary. The IBNR component of the reported losses is established by ceding company management in consultation with its actuaries based on a combination of company and industry data.

A liability will be established for the estimated unpaid losses and loss expenses of the Company under the terms of, and with respect to, its policies and agreements.

The process of establishing reserves is a complex and imprecise process, requiring the use of informed estimates and judgments. Estimates and judgments may be revised as additional experience and other data become available and are reviewed, as new or improved methodologies are developed or as current laws change. Any such revisions could result in future changes in estimates of losses or reinsurance recoverable, and would be reflected in the Company's results of operations in the period in which the estimates are changed.

Reported losses and loss expenses on direct business will be valued on claim adjusters' evaluation, with additional provisions made where management considers these necessary. The IBNR provision is primarily established by management in conjunction with the consulting actuaries based on the application of a combination of company and industry data. Any difference between the estimated amounts and the actual settlements will be reflected in the results of the year in which they are determined.

Future developments may result in losses and loss expenses significantly greater or less than the reserve provided.

                 STRATEGY HOLDING COMPANY LIMITED AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                FEBRUARY 15, 2004
                                   (Continued)


2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(h) PROPERTY AND EQUIPMENT

Property and equipment will be stated at cost less accumulated depreciation and amortization. Depreciation and amortization of property and equipment are calculated using the straight-line method over the estimated useful lives.

(i) COMPREHENSIVE INCOME

Comprehensive income represents all changes in equity of an enterprise that result from recognized transactions and other economic events during the period. Other comprehensive income refers to revenues, expenses, gains and losses that, under accounting principles generally accepted in the United States of America, are included in comprehensive income but excluded from net income, such as unrealized gains or losses on certain investments in fixed maturities and equity securities.

(j) TRANSLATION OF FOREIGN CURRENCIES

Under FAS 52, "Foreign Currency Translation", monetary foreign currency assets and liabilities are translated into U.S. dollars using period end rates of exchange. Non-monetary assets and liabilities, as well as statement of operations amounts, expressed in foreign currencies are translated using average exchange rates. Gains and losses resulting from foreign currency translations are recorded in current income.

(k) RISKS AND UNCERTAINTIES

Cash and investment securities are exposed to various risks, such as interest rate, market, and credit. Due to the level of risk associated with investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term would materially affect the amounts reported in the financial statements.

(l) NEW ACCOUNTING STANDARDS

In May 2003, the Financial Accounting Standards Board (FASB) issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" (SFAS 150). The statement requires an issuer to classify a financial instrument as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. These obligations include, but are not limited to, mandatorily redeemable stock, obligations to repurchase company shares and other obligations payable in company stock. The Company has completed its assessment of the effect of the pronouncement and has determined that it will not have an impact on its financial condition, results of operations or cash flows.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003. This amendment, among other things, further clarifies several implementation issues related to SFAS 133, as amended. The adoption of SFAS 149 did not have an impact on the Company's financial condition, results of operations or cash flows.

                 STRATEGY HOLDING COMPANY LIMITED AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                FEBRUARY 15, 2004
                                   (Continued)



2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(l) NEW ACCOUNTING STANDARDS (CONTINUED)

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which clarifies the application of Accounting Research Bulletin No. 51, "Consolidated Financial Statements." This interpretation provides guidance on the identification and consolidation of variable interest entities, whereby consolidation is achieved through means other than through control. FIN 46 did not have an impact on the Company's financial condition, results of operations or cash flows.

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure" (SFAS 148), an amendment of FASB Statement No. 123. SFAS 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has not elected a voluntary change in accounting to the fair value based method, and accordingly, the adoption of SFAS 148 did not have a significant impact on the Company's results of operations or financial position.


3. MORTGAGE NOTES RECEIVABLE

In early February 2004 the Company received, as consideration for their issuance of both the Class A and Class B 10% cumulative preferred stock, mortgage notes receivable totaling $104,231,610. The Company has classified the mortgage notes receivable as noncurrent and they have been recorded at cost in accordance with the Company's intention to hold these notes to maturity. The aggregate fair value of the mortgage notes receivable approximates its carrying amount because the transaction in which the notes were acquired was recent and based on market conditions. The notes receivable are interest receivable only beginning April 1, 2004 with principal receivable at maturity on April 1, 2014. The notes are collateralized by real estate having an estimated fair market value equal to the carrying amount of the mortgage notes receivable.


4. REINSURANCE

The Company intends to purchase reinsurance for the purpose of minimizing their net loss.

                 STRATEGY HOLDING COMPANY LIMITED AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                FEBRUARY 15, 2004
                                   (Continued)


5.  TAXATION

Pursuant to the Exempt Insurance Act (the "Act") of the Laws of Barbados, the profits and gains of a licensee derived from exempt insurance business conducted in Barbados are exempt from income tax:

     (a) for the first 15 financial years of the licensee, including the year in which its license was issued

     (b) thereafter at the rate of 2 percent of the first $250,000 of taxable income and at the rate of zero per cent in respect of all other taxable income in excess of $250,000.


6. REGULATORY REQUIREMENTS

A license may be issued to a company under this Act when that company has a minimum paid-up capital of $250,000.

When a company that has been licensed proposes to begin, and in any case not later than 7 days after beginning, to engage in exempt insurance business, it shall so notify the Supervisor, and shall certify to his satisfaction that it has minimum paid-up capital or contributed reserves.


7. STOCKHOLDERS' EQUITY

Under the Companies Act of Barbados, the Company is authorized to issue:

         (i) an unlimited number of shares of a class designated Common shares

         (ii) an unlimited number of redeemable preference shares of a class designated Class A Redeemable Preference Shares, Series 1

         (iii) an unlimited number of redeemable preference of a class designated Class B Redeemable Preference Shares, Series 1

         (vi) an unlimited number of redeemable preference shares of a class designated Class C Redeemable Preference Shares, Series 1

         (v) an unlimited number of redeemable preference shares of a class designated Class D Redeemable Preference Shares, Series 1.

                 STRATEGY HOLDING COMPANY LIMITED AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                FEBRUARY 15, 2004
                                   (Continued)




7. STOCKHOLDERS' EQUITY (Continued)

COMMON STOCK

On January 30, 2004 the Company issued 1,000 shares of its Common Stock for $350,000.

PREFERRED STOCK

On February 4, 2004 the Company issued non-voting 10% Cumulative Class A Preferred Stock Series 1; having a redemption value of approximately FORTY-SEVEN MILLION SIX HUNDRED AND SEVENTY THOUSAND AND EIGHTY-FOUR ($47,670,084.00) and also issued non-voting 10% Cumulative Class B Preferred Stock of the Company having a redemption value of approximately FIFTY-SIX MILLION FIVE HUNDRED AND SIXTY ONE THOUSAND FIVE HUNDRED AND TWENTY-SIX ($56,561,526.00), and received mortgage notes receivable totaling approximately $104,231,610 in consideration for these issuances. The preferred stockholders' agreement calls for dividends to begin to accrue as of January 1, 2004.


8. SUBSEQUENT EVENTS (Unaudited)

On June 14, 2004, the Company completed an Agreement and plan of Reorganization ("The Definitive Stock Exchange Agreement") with CI Sells Cars, Inc. ("CI") a Texas incorporated public company.

The Definitive Stock Exchange Agreement provided for the purchase and retirement of 25,827,000 shares of CI's common stock by the Company and the forward split of the remaining 1,105,000 outstanding shares of CI's common stock into 15,470,000 shares and the issuance of 45,100,000 shares of CI's common stock to the Company's shareholders.

Under the terms of the transaction, CI Sells issued 45,100,000 shares of its common stock in exchange for 100% of the Company's outstanding shares. After taking full effect of the share exchange agreement, as well as a 14 to 1 forward stock split of CI shares effective as of June 3, 2004, the Company now has approximately 61,500,000 shares outstanding.


CI SELL CARS, INC.
PRO FORMA COMBINING BALANCE SHEET
AS OF APRIL 30, 2004

                                                          Strategy            Pro Forma
                                          Historical      Holding            Adjustments        Combined

                 ASSETS

Cash and cash equivalents                   $ 14,678        $ 350,000                             $ 364,678
Deposits                                       1,000                -                                 1,000
                                         ------------ ----------------     ---------------  ----------------
  Total current assets                        15,678          350,000                   -           365,678

Mortgage notes receivable - held
  to maturity                                      -      104,231,610                           104,231,610
Investment in subsidiaries                                             (c)        350,000                 -
                                                                       (d)       (350,000)

                                         ------------ ----------------     ---------------  ----------------
     Total assets                           $ 15,678     $104,581,610                 $ -      $104,597,288
                                         ============ ================     ===============  ================

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable                               $ 123              $ -                                 $ 123
Note payable to related party                    325                -                                   325
Accrued preferred dividends                                 1,302,895                             1,302,895
Accrued liabilities                                -           25,000                                25,000
                                         ------------ ----------------     ---------------  ----------------
  Total liabilities                              448        1,327,895                   -         1,328,343

Minority interest - subsidiary preferred stock                         (e)    104,231,610       104,231,610

          STOCKHOLDERS' EQUITY
10% Cumulative Class A Preferred Stock ($.001
 stated value, unlimited shares authorized,
 47,670 issued and outstanding)                    -       47,670,084  (e)    (47,670,084)                -
10% Cumulative Class B Preferred Stock ($.001
 stated value, unlimited shares authorized,
 56,562 issued and outstanding)                    -       56,561,526  (e)    (56,561,526)                -
Common stock ($.001 par value, 100,000,000 shares
 authorized, 26,932,000 shares issued and out-
 standing at April 30, 2004 and 61,470,000 shares
 issued and outstanding at June 14, 2004)     26,932          350,000  (a)        (25,827)           61,470
                                                                       (b)         14,365
                                                                       (c)         46,000
                                                                       (d)       (350,000)

Additional paid in capital                    91,268                -  (a)         25,827           303,760
                                                                       (b)        (14,365)
                                                                       (c)        201,030

Retained deficit                            (102,970)      (1,327,895) (c)        102,970        (1,327,895)
                                         ------------ ----------------     ---------------  ----------------
  Total stockholders' equity                  15,230      103,253,715        (104,231,610)         (962,665)
                                         ------------ ----------------     ---------------  ----------------
     Total liabilities and stockholders'
          equity                         $    15,678     $104,581,610                 $ -      $104,597,288
                                         ============ ================     ===============  ================


                                       19

CI SELL CARS, INC.
PRO FORMA COMBINING BALANCE SHEET
AS OF APRIL 30, 2004

Pro Forma Adjusting Entries

                               a)
Common stock                                                                      25,827
Additional paid in capital                                                                           25,827

Retire 25,827,000 common shares

                               (b)
Additional paid in capital                                                        14,365
Common stock                                                                                         14,365

Forward-split common shares

                               (c)
Investment in subsidiary                                                         350,000
Common stock                                                                                         46,000
Additional paid in capital                                                                          201,030
Retained earnings                                                                                   102,970

Record acquisition of Strategy Holding and subsidiaries

                               (d)
Common stock                                                                     350,000
Investment in subsidiaries                                                                          350,000

Eliminate investment in subsidiaries

                               (e)
Preferred stock - Series A                                                    47,670,084
Preferred stock - Series B                                                    56,561,526
Minority interest                                                                               104,231,610

Minority interest in subsidiary preferred stock


                                       20



CI SELL CARS, INC.
PRO FORMA COMBINING STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2004

                                                         STRATEGY        PRO FORMA       PRO FORMA
                                         Historical       Holding        Adjustments    Consolidated

 Sales                                       $ 5,000             $ -                          $ 5,000
 Cost of goods sold                            5,065                                            5,065
                                        -------------  --------------   -------------  ---------------
 Gross loss                                      (65)              -               -              (65)

 Administrative expense                       34,301          25,000               -           59,301
                                        -------------  --------------   -------------  ---------------
 Net loss                                  $ (34,366)      $ (25,000)            $ -        $ (59,366)
                                        =============  ==============   =============  ===============

 Basic and diluted loss attributable
   to common shareholders:
     Net loss                              $ (34,366)      $ (25,000)                       $ (59,366)
     Preferred dividends                           -      (1,302,895)                      (1,302,895)
                                        -------------  --------------   -------------  ---------------
                                           $ (34,366)   $ (1,327,895)            $ -     $ (1,362,261)
                                        =============  ==============   =============  ===============

 Basic and diluted loss per common share:
   Net loss                                                                                   $ (0.00)
   Preferred dividends                                                                          (0.02)
                                                                                       ---------------
                                                                                              $ (0.02)
                                                                                       ===============

Weighted average shares outstanding                                                        61,470,000
                                                                                       ===============



                                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           CI SELL CARS INC.


Date: August 30, 2004                      By: /s/ Stephen Stonhill
                                            -----------------------------------
                                           Stephen Stonhill,
                                           President and Chief Executive Officer